Corporate Presentation Exhibit 99.1

Forward-looking statements

This presentation includes ‘‘forward-looking statements,” within the meaning of the Private Securities Litigation
Reform Act of 1995, that involve substantial risks and uncertainties.  All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, expectations regarding the clinical development of our product candidates, future operations, future financial position, future revenue, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words
‘‘anticipate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘plan,’’ ‘‘predict,’’ ‘‘project,’’ ‘‘target,’’ ‘‘potential,’’ ‘‘will,’’
‘‘would,’’ ‘‘could,’’ ‘‘should,’’ ‘‘continue’’ and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make.  We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make as a result of a variety of risks and uncertainties, including those described in the ‘‘Risk Factors’’ section of our public filings with the Securities and Exchange
Commission.  We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Spark: An integrated gene therapy company developing one-time, life-altering treatments for debilitating genetic disorders
Founded on know-how accumulated over 20 years at CHOP including manufacturing platform applied safely across >150 administrations
Promising clinical outcomes in rare blinding conditions with initial evidence of restoring functional vision through a single administration
Pipeline to treat rare
hematologic
disorders and neurodegenerative
diseases
with validating Pfizer
hemophilia B collaboration
FDA breakthrough therapy, SPK-RPE65, in Phase 3 with data expected 2H15
Follow-ons,
SPK-CHM,
in Phase 1/2 and preclinical collaboration leverage lead
Estimated prevalence of 3,500 and 12,500 in US / EU5 for 2 clinical programs and expansion potential with >220 genes causing inherited retinal dystrophies (IRDs)
Hemophilia B program, SPK-FIX, expected to initiate Phase 1/2 trial 1H15
>150 years of gene therapy experience and proven life sciences entrepreneurial
and commercial
leadership
Proven track record having raised $268MM in capital since founding in 2013

Transforming lives by restoring functional vision through a one-time administration of SPK-RPE65 (1
st
eye, subject CH-09)
Source: Maguire, et al., Lancet.
2009 Nov 7;374(9701):1597-605. doi: 10.1016/S0140-6736(09)61836-5. Epub 2009 Oct 23.
Navigation abilities in patients with IRDs
can be limited (uninjected eye)
Navigation after a single injection of SPK-
RPE65 (injected eye)

SPK-RPE65
demonstrated evidence of life-altering improvement in
light sensitivity (2
nd
eye, all Phase 3-eligible subjects)
1
4
10
50
100–150
200–300
400
1
4
10
50
100–150
200–300
400
+1
+3
Baseline
+2
Baseline
+3
+1
Baseline
+6
Baseline
+3
Baseline
+2
NP-15 NP-02 CH-08 CH-10 NP-03 NP-01 CH-11 CH-09 Subject
Note: Three of the 11 subjects in this Phase 1 high dose, contralateral eye (102 Trial) would have been excluded from the Phase 3 trial and their results are not shown here.
Baseline
Baseline
Baseline
Moonless summer night or indoor nightlight
Outdoor parking lot at night or Christmas tree lights
An hour following sunset in a city setting or a bus stop at night
Outdoor train station at night or the inside of a stairwell
Half-an-hour before sunrise or the interior of a shopping mall or train or bus at night
Interior of an elevator or office hallway
Office setting
Lux
level
Approximately equivalent to: Lux level

Broad pipeline of AAV (a well-studied vector) candidates including strategic collaborations with Pfizer and Genable Technologies
Worldwide rights
Worldwide rights
Genable Technologies
Pfizer
Worldwide rights
Worldwide rights
SPK-RPE65:
RPE65-mediated IRDs
Phase 3 enrolled with
data expected 2H15
SPK-CHM:
Choroideremia
Phase 1/2
Genable RhoNova:
RHO-adRP
Preclinical
SPK-FIX:
Hemophilia B
Initiation of Phase 1/2
trial expected 1H15
Hemophilia A Preclinical
Undisclosed Preclinical
Preclinical Status Commercial rights IND-enabling Phase 1/2 Phase 3 Program
Collaboration
Inherited retinal dystrophies
Hematologic disorders
Neurodegenerative diseases

Lars Ekman, MD, PhD – Former R&D Head, Elan
Anand Mehra, MD – General Partner, Sofinnova
Vincent Milano – CEO of Idera, and former president,
CEO and Chairman, ViroPharma
Elliott Sigal, MD, PhD – Former director, EVP, CSO
and R&D Head of Bristol-Myers Squibb
Gene Therapy Pioneers
Board of Directors
Katherine A. High, MD – President and CSO
(founding director of CHOP gene therapy center,
inventor of AAV hemophilia B technology)
J. Fraser Wright PhD – CTO (20 years of gene
therapy vector manufacturing experience)
Daniel M. Takefman, PhD – Head of Regulatory
Affairs (former FDA gene therapy branch chief)
Regulatory strategy, translational research, process
development, clinical manufacturing, pharm/tox,
discovery research functional leaders have 5 to 25
years of gene therapy experience
6
Leadership team of gene therapy pioneers, experienced life
sciences entrepreneurs and commercial executives
Life Sciences Entrepreneurs and Executives
Jeffrey D. Marrazzo – CEO (Spark co-founder and
former founder of two genetics companies)
Rogério Vivaldi, MD – CCO (former head of rare
diseases business unit at Genzyme)
Stephen W. Webster – CFO (former CFO of two
publicly traded biotechnology companies)
GC, head of US commercial and leaders of BD,
technical operations, HR, clinical operations and
regulatory/CMC functions are former leaders from
Genzyme, Shire, Biogen Idec, ImClone Systems
and Tengion
Steven M. Altschuler, MD (Chair) – CEO, Children’s
Hospital of Philadelphia
Jeffrey D. Marrazzo – CEO
Katherine A. High, MD – President and CSO
A. Lorris Betz, MD, PhD – Former chair of AAMC and
CEO of University of Utah Healthcare

Platform to treat blindness due to IRDs led by Phase 3 program, SPK-RPE65

Platform for treating IRDs creates substantial pipeline potential
SPK-RPE65
has the potential to be the first gene therapy approved in the US for the treatment of a genetic disease and the first approved pharmacologic treatment for any IRD
SPK-RPE65
in fully enrolled pivotal Phase 3 clinical trial
FDA breakthrough therapy with evidence of life-altering, long-
lasting effects and long-term safety in Phase 1 trials
Phase 3 data expected in second half of 2015
~3,500 patients in US / EU5 and orphan designation
SPK-CHM
currently enrolling Phase 1/2 clinical trial
~12,500 patients in US / EU5 and orphan designation
Collaboration with Genable on novel dual-vector approach adds
3
rd
program
and potential
royalties to pipeline
Spark plans to leverage development experience and
commercial infrastructure for additional IRD programs

IRDs mediated by autosomal recessive RPE65 mutations
RPE65 encodes a protein that helps convert light entering the eye into electrical signals that are transmitted to the brain
Disease characterized by many visual impairments: night blindness, diminished light sensitivity, reduced visual fields, nystagmus, severely reduced vision
Degenerative disease with symptoms appearing in infancy / early childhood for most severe cases and later onset for less severe cases
No pharmacologic treatment
currently available for
IRDs
mediated by autosomal recessive
RPE65 mutations

Producing healthy RPE65 protein believed to re-establish the visual cycle and restore functional vision

SPK-RPE65
adds a normal, functional copy of the gene to
overcome effects of defective gene
Note: Video used with permission from Foundation Fighting Blindness: https://www.blindness.org or
800.683.5555.

SPK-RPE65:
Phase 1 clinical trials summary
Open label, high dose injection to the
contralateral (better, or preferred) eye of 11
of 12 subjects from the 101 Trial
Used high dose from 101 Trial – dose
being used in the Phase 3 trial
No product-related SAEs and no evidence
of deleterious immune response
Beneficial outcomes of 101 Trial preserved
during 102 Trial
No evidence of immune response
affecting 101 Trial injected eye
Subjects followed for at least 2 years
Results to date and reports from our clinical
study team suggest durability of therapeutic
effect
Open label, dose escalating trial of 3
cohorts – worse (or non-preferred) eye only
in each of 12 subjects aged 8 to 44 (mean =
21 years)
Phase 1 dose escalating (101 Trial) Phase 1 high dose, contralateral eye (102 Trial)
No product-related serious adverse
events (SAEs) and no evidence of
deleterious immune response
Subjects followed for at least 5 years
Results to date and reports from our clinical
study team suggest durability of therapeutic
effect

SPK-RPE65:
Measuring functional vision through a validated
mobility test
Mobility course layout (1 of 12)
1
Styrofoam object or cone.
2
Foam is a raised foam block.
3
Waist-high object.
Lux levels
400
Office setting
4
Outdoor parking lot at
night or Christmas tree
lights
10
An hour following
sunset in a city setting
or a bus stop at night
125
Half-an-hour before
sunrise or the interior
of a shopping mall or
train or bus at night
250
Interior of an elevator
or office hallway
Outdoor train station at
night or the inside of a
stairwell
50
Moonless summer
night or indoor
nightlight
1

SPK-RPE65:
Mobility test change score results from 102 Trial
Moonless summer night or indoor nightlight
Outdoor parking lot at night or Christmas tree lights
An hour following sunset in a city setting or a bus stop at night
Outdoor train station at night or the inside of a stairwell
Half-an-hour before sunrise or the interior of a shopping mall or train or bus at night
Interior of an elevator or office hallway
Office setting
Lux level Approximately equivalent to:
1
4
10
50
100–150
200–300
400
1
4
10
50
100–150
200–300
400
+1
+3
Baseline
+2
Baseline
+3
+1
Baseline
+6
Baseline
+3
Baseline
+2
Lux
level
NP-15 NP-02 CH-08 CH-10 NP-03 NP-01 CH-11 CH-09 Subject
Note: Three of the 11 subjects in the 102 Trial would have been excluded from the Phase 3 trial and their results are not shown here.
Baseline
Baseline
Baseline

SPK-RPE65:
Frequent, collaborative dialogue with regulatory
agencies and Breakthrough Therapy Designation granted by FDA
Breakthrough Therapy Designation granted by FDA for the treatment of nyctalopia, or night blindness, in patients with LCA due to RPE65 mutations
EMA indicated primary efficacy analysis at 1 year appears reasonable
Feedback from FDA CBER, CDER and CDRH on Phase 3 protocol including recognition that improvement in navigation at lower light levels may represent improvement in visual function
Orphan Product Designation granted by EMA for the treatment of LCA due to RPE65 mutations
Initiated discussions with FDA on mobility testing as primary endpoint
Agreement that primary endpoint be measured at 1 year, with safety database through 2 years
Agreement with FDA to reduce minimum age, shorten inter-subject interval and conduct bilateral, non-
simultaneous administration
Orphan Product Designation granted by FDA for the treatment of LCA due to RPE65 mutations
2008
2009
2010
2011
2012
2013
2014
Discussion with FDA of requirement for the primary endpoint to be a clinically meaningful measure of functional vision as opposed to visual reflex including measures of ADLs dependent on vision
Invited to present summary of clinical data and proposed Phase 3 trial design at advisory committee meeting that FDA convened regarding endpoints for IRDs
EMA scientific advice confirmed mobility test addresses multiple aspects of vision and has the potential to support an MAA

SPK-RPE65:
Fully enrolled Phase 3 trial on track with data
expected in 2H15
Trial endpoints
Mobility test change score at 1
year
Primary
Full-field light threshold sensitivity
testing
Visual acuity
Pupillary light reflex
Secondary
In-home evaluation by independent
orientation and mobility expert,
masked to subject treatment group
Tertiary
Endpoint
reached at 1
year
Eligibility
screening
(n 24)
2nd
injection
(12 6
days)
Control group
(n = 9)
12 months ( 30 days)
First
injection
( 90 days
of baseline)
Intervention
group
(n = 19)
Baseline testing
Randomization
(2:1 intervention
to control)
Assignment
(balanced for age
and baseline
performance)
All 9 have crossed over and been injected
Study fully enrolled Data expected in 2H15
Crossover
to
intervention
group

SPK-RPE65:
Market opportunity and commercialization model
An estimated 3,500 patients in US and EU5
Received Orphan Product Designation in US and EU for
LCA due to RPE65 mutations and currently seeking
expansion of designation to all RPE65-mediated IRDs
100% of worldwide rights retained by Spark
Commercialization through patient-centric approach and
Centers of Excellence (COE) for treating IRDs
We believe SPK-RPE65 will have broad application to all IRDs caused by autosomal recessive RPE65 gene mutations
Source: Spark calculations based on
incidence/prevalence from Genetics Home Reference and
commissioned market research.
1
Note: All clinical trials of SPK-RPE65 have included only subjects diagnosed with LCA2.
RPE65 mutations associated with subtypes of Leber’s
congenital amaurosis (LCA), retinitis pigmentosa (RP)
1
~6% to 11% of LCA patients (LCA2)
~1% to 3% of RP patients (RP20)
0
1,000
2,000
3,000
4,000
5,000
6,000
US and EU5
Estimated Prevalence
of RPE65 -mediated
IRDs
RP20
LCA2

SPK-RPE65
creates a platform for addressing additional IRDs
More than 220 genes have been identified to cause IRDs, each of which could leverage aspects of SPK-RPE65:
Gene therapy has the potential to address the underlying cause of IRDs by overcoming the effects of a malfunctioning gene
Spark’s Gene Therapy Platform for IRDs
Route of
administration
Target cells in the
retina
Expression
cassette
Vector capsid Gene Manufacturing
process
Commercialization
model
Comparable vector, delivery and target may reduce technical risks and ability to cross-
reference safety data may reduce development timelines
Scaled manufacturing process and validation may reduce CMC risk
Clinical operations and regulatory experience may reduce development risk
Substantial commercial operating leverage across IRDs

SPK-CHM:
Leveraging the experience with
SPK-RPE65
to treat
choroideremia
Product
candidate
Gene
Vector
capsid
Expression
cassette
Route of
administration
Target cells in
retina
Manufacturing
process
Commercialization
model
SPK-RPE65 RPE65 AAV2 CBA Sub-retinal RPE Scaled COE
SPK-CHM CHM AAV2 eCBA Sub-retinal RPE Scaled COE
X-linked IRD that manifests in affected males in childhood as night blindness and reduced visual field
By middle age, when sufferers are at or near their peak income-producing potential, the visual impairment negatively impacts ability to perform activities of daily living
Leads to severe decrease in vision and, ultimately, blindness
Affects approximately 12,500 males in the US and EU5 or ~3.5x RPE65-mediated IRD population

IND cleared for dose-escalating trial of up
to 10 subjects
Trial site opened at CHOP and Penn
including same surgeon and clinical study
team as SPK-RPE65
Currently enrolling and dosing subjects
Demonstrated the ability of SPK-CHM to
restore:
REP-1 protein production
Intracellular trafficking
Retinal structure
Demonstrated robust reversal of
biochemical and protein trafficking deficits
in cell models
IND-enabling safety studies successfully
completed at two dose levels in normal-
sighted models
SPK-CHM:
Phase 1/2 trial underway
Preclinical studies Phase 1/2 clinical trial
Received Orphan Product Designation from FDA and EMA

Affects an estimated 30,000 people in North America and EU or ~10x SPK-RPE65 population
Novel dual-vector gene therapy strategy: (i) suppress the mutant rhodopsin gene and (ii)
replace with normal gene resistant to suppressor
License, supply and development consultancy agreements with tiered mid-single digit royalties
20
Collaboration with Genable Technologies on RhoNova for the
treatment of RHO-adRP adds to pipeline opportunity
Product
candidate
Gene
Vector
capsid
Expression
cassette
Route of
administration
Target cells in
retina
Manufacturing
process
Commercialization
model
SPK-RPE65 RPE65 AAV2 CBA Sub-retinal RPE Scaled COE
SPK-CHM CHM AAV2 eCBA Sub-retinal RPE Scaled COE
RhoNova
RHO-r
RHO-s
AAV5 Undisclosed Sub-retinal Photoreceptors Scaled COE

Potential to address additional IRDs
Clinical Diagnosis
Estimated US patient
population
1
Expected %
addressed by current
product candidates
Choroideremia 4,500 100%
Leber’s Congenital Amaurosis 4,000 6%–11%
Leber’s Hereditary Optic Neuropathy 8,000 0%
Retinitis Pigmentosa 70,000 1%–3%; 20%
2
Retinoschisis 37,500 0%
Stargardt Disease 10,000 0%
Usher Syndrome 35,000 0%
1 Spark calculations, based on incidence/prevalence of IRDs from Genetics Home Reference or, where more conservative, commissioned market research.
2 20% pertains to RHO-adRP population relevant to Genable’s RhoNova product candidate.
Currently no pharmacologic therapies are available for any form of IRD

Hematologic and neurodegenerative disease pipeline led by Pfizer SPK-FIX collaboration

During the year following infusion in
July 2013 with predecessor vector,
Michael’s need for Factor IX was
reduced from ~50 times a year to
once, exemplifying the potential to
target hematologic and other
disorders with a liver-directed gene
therapy platform

Hemophilia B experience creates product and platform opportunity

Predecessor gene therapy candidate: Phase 1 results
Predecessor candidate: IV administration of Factor IX gene using AAV8 vector
Both doses were safe and directed therapeutic levels of expression
Expression cassette transduces human liver and generated >10% Factor IX activity in one patient (for severe patients, Factor IX activity >1% will have a beneficial effect)
For one subject, despite a drop in activity from peak level, the duration of benefit has continued for >1.5 years with the disease-modifying effects being life-altering
For the other two subjects, host immune response limited duration of effect
Subject Dose
Maximum
Factor IX activity
Duration of therapeutic
benefit
Change in average frequency
of infusions per year
CH-16 Low 3% 2 months No change
PT-17 Low 8% >1.5 years ~50 1 1
CH-18 Mid 16% 2 months No change
1 During the first 12 months following administration. This subject recently received additional intravenous clotting factor.

SPK-FIX:
Product design, status and Pfizer collaboration
Next generation product design Global collaboration with Pfizer
Proprietary, bio-engineered capsid to potentially
reduce immunogenicity and provide stronger IP
protection
Transgene is Padua variant of Factor IX gene
with the potential to increase Factor IX activity by
~8-fold
Transduction efficiency demonstrated in animal
studies comparable to best known hepatotropic
vectors in the same models
Efficient manufacturing and purification process
(bioengineered capsid not a problem to
manufacture)
$20 million upfront payment received in
December 2014
Up to $260 million aggregate potential
development and commercialization milestone
payments ($140 million of which relate to the first
product candidate)
Low-teen royalties based on global product sales
for a minimum of 15 years following launch
Spark responsible for conducting all Phase 1/2
trials
Pfizer responsible for pivotal trials, regulatory
approvals and potential global commercialization
IND-enabling studies of first proprietary, bioengineered SPK-FIX vector in progress with first-
in-human Phase 1/2 trial initiation planned for 1H15

SPK-FIX
program is a first example of a potential pipeline targeting rare hematologic disorders and neurodegenerative diseases
Worldwide rights
Worldwide rights
Genable Technologies
Pfizer
Worldwide rights
Worldwide rights
SPK-RPE65:
RPE65-mediated IRDs
Phase 3 enrolled with
data expected 2H15
SPK-CHM:
Choroideremia
Phase 1/2 enrolling
subjects
Genable RhoNova:
RHO-adRP
Preclinical
SPK-FIX:
Hemophilia B
Initiation of Phase 1/2
trial expected 1H15
Hemophilia A Preclinical
Undisclosed Preclinical
Preclinical Status Commercial rights IND-enabling Phase 1/2 Phase 3 Program
Collaboration
Inherited retinal dystrophies
Hematologic disorders
Neurodegenerative diseases

Summary

2013
2016 est.
SPK-RPE65:
Submit
BLA in US if Phase 3
data are positive
SPK-RPE65: Execute
pre-launch plan
2015 est.
$185 million IPO
SPK-CHM:
Phase 1/2
trial underway
SPK-FIX: Initiate
Phase 1/2 trial
SPK-RPE65: Phase 3
data readout
1st CNS: Initiate IND-
enabling study
2014
Collaboration with
Genable on RhoNova
$73 million Series B
SPK-RPE65:
FDA
granted breakthrough
Opened facility
supporting corporate,
R&D, manufacturing
SPK-FIX: Executed
Pfizer collaboration
Recruited industry
executives including
CCO and CFO
28
Executing on Spark vision
Acquired rights to IP
and programs from
CHOP, Penn, Iowa
$10 million Series A
Recruited gene
therapy pioneers from
CHOP
SPK-RPE65:
Phase 3
fully recruited
Hemophilia B
human POC with
predecessor vector